Income Taxes (Details 4) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Reconciliation of income taxes computed at the federal statutory rate to income tax expense recorded for continuing operations
Computed income taxes at U.S. federal statutory rate	$ 2,378	$ 8,716	$ 8,642
Income passed through to non-controlling interest holders	(288)	(327)	(269)
Foreign tax credits	(8)	(1,230)	(500)
State income taxes, net of federal income tax benefit	263	933	807
Tax expense on foreign income		317	99
Permanent differences	270	358	590
Change in reserves	1,312	(1,438)	168
Other	(118)	(187)	(291)
Total income tax provision	$ 3,809	$ 7,142	$ 9,246